[VANGUARD TRUSTEES' EQUITY FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard/Trustees' Equity Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

[FIGURE 1]

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                    /S/ JOHN C. BOGLE

VANGUARD/TRUSTEES' EQUITY FUND CONSISTS OF TWO BROADLY DIVERSIFIED PORTFOLIOS, EACH OF WHICH SEEKS TO REALIZE MAXIMUM LONG-TERM RETURN FOR ITS SHAREHOLDERS, CONSISTENT WITH REASONABLE RISK. THE UNITED STATES PORTFOLIO EMPLOYS A QUANTITATIVE APPROACH TO IDENTIFY BOTH GROWTH AND VALUE STOCKS THAT APPEAR TO BE UNDERVALUED. THE INTERNATIONAL PORTFOLIO USES A PROPRIETARY SCORING SYSTEM FOR IDENTIFYING UNDERVALUED STOCKS IN MORE THAN 20 INTERNATIONAL MARKETS.

                               CHAIRMAN'S LETTER


FELLOW SHAREHOLDER:

During the year ended December 31, 1995, all of the world's major stock markets provided positive returns, with considerable variation from country to country. The U.S. stock market, on the other hand, enjoyed its most powerful bull market in nearly four decades, as the Standard & Poor's 500 Index soared +37.6%.

       In this environment, both Portfolios of Vanguard/Trustees' Equity Fund achieved solid absolute returns. Each Portfolio also outpaced its respective peer group of comparable mutual funds, but fell short of its unmanaged index standard. Our U.S. Portfolio rode the bull market wave, providing a total return of +33.2%, the highest in its history. The return of the International Portfolio, at +9.6%, was considerably more modest, but nonetheless exceeded competitive norms.

       The following table shows the total returns (capital change plus reinvested dividends) provided by our two Portfolios during 1995, compared with those of their respective benchmarks: for the International Portfolio, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, and the average diversified international mutual fund; for the U.S. Portfolio, the unmanaged Standard & Poor's 500 Composite Stock Price Index and the average general equity fund.

------------------------------------------------------
                                        TOTAL RETURN
                                      ----------------
                                         YEAR ENDED
                                     DECEMBER 31, 1995
------------------------------------------------------
TRUSTEES' INTERNATIONAL PORTFOLIO           + 9.6%
------------------------------------------------------
AVERAGE INTERNATIONAL FUND                  + 9.3%
MSCI EAFE INDEX                             +11.6
======================================================
TRUSTEES' U.S. PORTFOLIO                    +33.2%
------------------------------------------------------
AVERAGE GENERAL EQUITY FUND                 +31.1%
STANDARD & POOR'S 500 INDEX                 +37.6
------------------------------------------------------

The total return of the International Portfolio is based on net asset values of $31.48 per share on December 31, 1994, and $31.11 on December 31, 1995, with the latter figure adjusted to take into account the reinvestment of four dividends totaling $.79 per share from net investment income and two distributions totaling $2.52 per share from net capital gains, nearly all of which were realized during the calendar year. For the U.S. Portfolio, the respective net asset values were $29.09 and $37.01 per share. There were four quarterly dividends totaling $.61 per share from net investment income, and a distribution of $1.05 per share from net realized capital gains.

TRUSTEES' INTERNATIONAL PORTFOLIO

MARKET OVERVIEW

To some degree, 1995 was "the world turned upside down" in foreign markets. European equities, having lagged in 1994, were the clear (and big) winners last year. On the other hand, Pacific equities (dominated by the huge Japanese market), having led the international markets in 1994, lagged substantially last year. And the emerging markets, which set the world afire during 1993 with a single year return of +90%, only to collapse during 1994, essentially held their own during the past year. If you see a pattern in these points and counterpoints, you have completed phase #1 in the lesson on international investing: different regions of the world often march to the beat of a different drummer.

-------------------------------------------------------
                          YEAR ENDED DECEMBER 31, 1995
                         ------------------------------
                         LOCAL    CURRENCY  U.S. DOLLAR
                         RETURN    IMPACT     RETURN
-------------------------------------------------------
EUROPEAN INDEX           +15.7%     + 6.4%     +22.1%
  UNITED KINGDOM         +22.2      - 0.9      +21.3
  GERMANY                + 8.0      + 9.0      +17.0
  FRANCE                 + 5.2      + 9.6      +14.8
-------------------------------------------------------
PACIFIC INDEX            + 5.9%     - 3.0%     + 2.9%
  JAPAN                  + 4.3      - 3.4      + 0.9
  HONG KONG              +22.5      + 0.1      +22.6
-------------------------------------------------------
EMERGING MARKETS INDEX   + 0.8%     - 6.0%     - 5.2%
  BRAZIL                 - 7.7      -11.5      -19.2
  MEXICO                 +22.5      -42.9      -20.4
  MALAYSIA               + 4.1      + 0.6      + 4.7
-------------------------------------------------------
INTERNATIONAL INDEX*     +10.1%     + 1.5%     +11.6%
-------------------------------------------------------

*Excludes emerging markets.

[FIGURE 2]

Phase #2 in the lesson is: understand that the dollar matters. The strength (or weakness) of the U.S. dollar plays a major role in shaping the returns earned by U.S. investors in foreign markets. A weak dollar enhances the returns earned on foreign stocks when measured in U.S. dollar terms; a strong dollar does the opposite. The table on the prior page shows the contrast between foreign stock returns measured in local currency terms versus returns measured in U.S. dollar terms.

       Overall, you can see that a weak U.S. dollar added marginally to international returns during 1995, but its impact was uneven. The dollar's weakness relative to the franc and deutschmark more than doubled local currency returns in France and Germany. In the United Kingdom the dollar was about neutral. In Japan, the dollar was very weak against the yen through July 1995, then rebounded sufficiently to provide only a small net change for the full year. Even this modest negative impact nearly offset the small rise in the Tokyo market, such that U.S. investors received a return of just +0.9% for the year.

       Phase #3 of our lesson is: foreign markets are exposed not only to independent economic and fundamental variables and independent movements against the dollar, but also to independent national risks. Foreign nations differ greatly in their national cultures, forms of government, tax policies, tolerance of inflation, and susceptibility to unexpected shocks. These factors are magnified in the emerging markets, but less crucial in the markets of the industrialized nations. For whatever reason, the U.S. appears far less exposed to these kinds of extraneous shocks.

       The performance chart to the left illustrates some of these differences among the European, Pacific basin, and emerging markets--as well as the U.S. stock market--so far during the 1990s. Note particularly that: (1) the returns on European equities most closely track those in the U.S.; (2) the boom in emerging markets took place over a relatively short span of years; and (3) the Pacific market has yet to recover sufficiently to offset its sharp decline during the first half of the six-year period.

       Once again, I should note that the returns shown are dollar-denominated--taking into account the impact of currency changes--and therefore reflect the returns achieved by U.S. investors. On balance, the average annual rates of return so far during the decade were: Europe +9.7%, Pacific -1.0%, emerging markets +17.6%, and the U.S. +13.1%.

THE INTERNATIONAL PORTFOLIO IN 1995

As noted at the outset, the International Portfolio achieved a total return of +9.6% for the year, just a hair ahead of the +9.3% return of the average international mutual fund, but well behind the +11.6% return of the MSCI EAFE Index.

       Compared to our peer group of mutual funds, there was little to differentiate our country weightings in the various foreign markets, with two notable exceptions. One, we held a larger position in Japan (34% of net assets versus 21%) than our typical competitor, a distinct negative in a market where returns on stocks barely eked into positive territory. Two, the negative impact of our overweighting in the weak Japanese market was more than offset by our large underweighting in the disappointing emerging markets (9% versus 24%), which were "flat" on a local currency basis but negative in U.S. dollar terms.

       Our shortfall versus the MSCI EAFE Index is much easier to explain. We gained a bit of an edge over the Index by virtue of our country selections, especially our underweighting in Japan (34% of net assets versus 42%). Unfortunately, this modest advantage was erased by our 9% weighting in the lagging emerging markets securities. (The Index holds no stocks in the emerging markets.)

RESULTS FOR THE PAST DECADE

Looking out over a longer time span, the chart below and the table that follows compare the record of the International Portfolio to the records of the average international fund and the MSCI EAFE Index during the decade ended December 31, 1995, based on an initial investment of $10,000.

       It should go without saying that the chart and the table reflect both ups and downs in the financial markets. There is no assurance that the ever-unpredictable markets of the future will provide better returns or worse returns than those presented.

       Given the proximity of the annual rates of return illustrated in the chart and the table, it is probably fair to call the results of the ten-year period "a draw" among the International Portfolio, its peer

---------------------------------------------------------------
                                        TOTAL RETURN*
                                 ------------------------------
                                    DECEMBER 31, 1985, TO
                                      DECEMBER 31, 1995
                                 ------------------------------
                                  AVERAGE     FINAL VALUE OF
                                  ANNUAL    INITIAL INVESTMENT
                                   RATE         OF $10,000
---------------------------------------------------------------
TRUSTEES'
  INTERNATIONAL PORTFOLIO          +14.0%          $37,050
---------------------------------------------------------------
AVERAGE
  INTERNATIONAL FUND               +13.5%          $35,330
MSCI EAFE INDEX                    +14.0            36,920
---------------------------------------------------------------

* Assuming the reinvestment of all income dividends and capital gains distributions.

group of mutual funds, and the unmanaged MSCI EAFE Index. That said, I would note that our slight margin of superiority over the average international mutual fund during the past decade was more than accounted for by our expense ratio advantage of about 1.1% (our annual costs amounted to only 0.5% last year, compared to 1.6% for our competitors). This differential indicates that, during the past decade, our investment adviser in fact failed to match the returns achieved by its peers.

[FIGURE 3]

       Average Annual Total Returns--Periods Ended December 31, 1995
---------------------------------------------------------------------------
                                             1 Year     5 Years    10 Years
---------------------------------------------------------------------------
TRUSTEES' INTERNATIONAL PORTFOLIO           + 9.65%     + 8.61%     +13.99%
AVERAGE INTERNATIONAL FUND                  + 9.25      +10.03      +13.45
MSCI EAFE INDEX                             +11.55      + 9.71      +13.95

NEW INVESTMENT ADVISER APPOINTED

As I have noted in the past, we expect our Portfolio's investment adviser, Batterymarch Financial Management, to surpass, over time, the results of the average international fund on a gross basis (i.e., before deducting expenses), thereby enhancing our natural expense advantage. This was not the case during 1995, as our reported return advantage of +0.4% was in fact a disadvantage of -0.7% before expenses. While our 1994 return was more than satisfactory on a relative basis, it followed four consecutive years of below-average returns.

       Following a careful evaluation of the investment results achieved by Batterymarch, the investment objectives of the Portfolio, and the three changes in the adviser's designated manager that have occurred since 1991, your Board of Directors determined in February 1996 to terminate the International Portfolio's advisory agreement with Batterymarch Financial Management. At the same time, the Fund has entered into a new investment advisory agreement with UBS International Investment (UBSII), an international investment management firm located in London. (UBSII is expected to begin managing the International Portfolio at the end of March 1996.) UBSII oversees nearly $6 billion in net assets for clients in the United States, Europe, and Australia. UBSII traces its roots to the investment division of Phillips & Drew, a leading British brokerage firm. Phillips & Drew was acquired by the Union Bank of Switzerland in 1985, creating UBS Asset Management London, an $80 billion investment advisory firm that employs some 85 investment managers and analysts. UBSII was founded two years later to provide investment management services to clients outside of the United Kingdom.

       Your Officers and Directors are well aware that instituting this kind of a change is a fallible endeavor. Nonetheless, we fully expect that the Portfolio's new adviser, UBSII, will provide shareholders with above-average, long-term returns relative to competitive norms. Above all, we believe that the investment philosophy of UBSII more clearly reflects the value objective that we originally envisioned for the International Portfolio. Specifically, the firm utilizes a team approach to building a geographically diversified portfolio, focusing on stocks of primarily large and medium market capitalizations with traditional value characteristics--below-average price-to-book ratios, below-average price-earnings ratios, and above-average dividend yields. The UBSII investment process seeks to identify companies that are "out of favor," statistically cheap relative to historical and competitive norms, and have managements that are motivated to grow the business. UBSII's fundamental research approach is evidenced by the nearly 1,400 company visits it conducts each year.

TRUSTEES' U.S. PORTFOLIO

MARKET OVERVIEW

The great bull market in U.S. stocks we enjoyed during the year was virtually uninterrupted, as stock prices rose in eleven of the past twelve months. The dimension of the increase was close to record breaking, delighting the bulls even as it astonished the bears. By year's end, the Standard & Poor's 500 Index had generated a total return of +37.6%--its best year since 1958.

       There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

       This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the

[FIGURE 4]

long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.

       The huge decline in interest rates during the year not only provided a major stimulus to the stock market, but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, driving long-term bond prices upward by fully +19%. The result was a total return (including the interest coupon) of +28%--remarkably competitive with the return on stocks. Short-term rates also declined, as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%.

       This improvement in the actual (and expected) interest rate environment was caused largely by a softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE U.S. PORTFOLIO IN 1995

The most important fact about 1995 is doubtless that investors in sound, broadly diversified U.S. equity funds earned very large returns, mostly ranging from +25% to +40%. These returns reflect a sort of "breakout" from the much more modest annual gains of about +9% per year that were achieved during the first five years of the decade.

       While the +33.2% return on the U.S. Portfolio was the highest return since our inception in 1980, we nonetheless lagged the results of the Standard & Poor's 500 Index for the year. This shortfall can be attributed primarily to the Portfolio's exposure to medium- and small-capitalization companies. Indeed, during the past year, there was a clear progression of returns in terms of market capitalization. Large-cap stocks led the way (+37.6%), followed by mid-cap stocks (+33.5%), followed in turn by small-cap stocks (+28.4%). (Thus far during the decade of the 1990s, as shown in the chart to the left, large and small stocks have virtually identical returns--albeit with wide interim variations.) In this environment, our 22% asset weighting in smaller companies impeded our relative performance.

       Relative to what is probably our more relevant performance benchmark, the average general equity fund, the news is much better, as we outpaced our peers by 2.1 percentage points for the year (+33.2% versus +31.1%). Our above-average weighting in utility stocks (16.2% of assets for the Portfolio versus 8.2% for the average competitor) enhanced our relative performance, but some of this advantage was erased by our below-average weighting in the market-leading financial sector. Our overall performance also suffered somewhat because of some sub-par individual stock selections, particularly in the health-care sector.

[FIGURE 5]

       Average Annual Total Returns--Periods Ended December 31, 1995
---------------------------------------------------------------------------
                                    1 Year          5 Years         10 Years
---------------------------------------------------------------------------
TRUSTEES' U.S. PORTFOLIO            +33.21%         +15.12%         +12.24%
AVERAGE GENERAL EQUITY FUND         +31.07          +16.45          +12.49
STANDARD & POOR'S 500 INDEX         +37.58          +16.59          +14.86

       That said, the Portfolio's traditionally heavy weighting in the technology sector during the year (16.2% of assets for the Portfolio versus 9.5% for our competitors) paid off handsomely. It should be noted that technology stocks, which led the market through mid-September, pulled back in the final months of the year, providing a net total return for the full year roughly equal to that of the overall market.

       The chart above and the table that follows present the U.S. Portfolio's record over the past ten years compared to our two benchmark standards.

-----------------------------------------------------------------
                                           TOTAL RETURN*
                                     ----------------------------
                                       DECEMBER 31, 1985, TO
                                         DECEMBER 31, 1995
                                     ----------------------------
                                     AVERAGE     FINAL VALUE OF
                                     ANNUAL    INITIAL INVESTMENT
                                      RATE         OF $10,000
-----------------------------------------------------------------
TRUSTEES' U.S. PORTFOLIO             +12.2%          $31,740
-----------------------------------------------------------------
AVERAGE GENERAL
   EQUITY FUND                       +12.5%          $32,450
STANDARD & POOR'S
   500 INDEX                         +14.9            39,950
-----------------------------------------------------------------

*Assuming the reinvestment of all dividends and capital gains distributions.

       It should go without saying that the returns reflected in the table are merely history. Future returns of the Portfolio--both on an absolute basis and relative to the average general equity fund and to the Index--are unpredictable, and may be better or worse than those shown in the table.

       I should note that the ten-year chart may well conceal the fine performance record of our investment adviser, Geewax, Terker & Company, since they began managing the Portfolio in April 1992. During this period, our relative performance has substantially improved. We have moved from laggard by a narrow margin over the ten years, to leader by a wide margin over the past three years as our average annual return handily exceeded the return of our average competitor (+14.5% versus +13.2%). Our expense ratio advantage of 0.7% accounts for roughly one-half of this incremental positive return of +1.3%.

       While we have, on the other hand, trailed the Standard & Poor's 500 Index over the past three years (essentially by the amount of our expense ratio), we continue to seek to outpace it. Of course, this Index is a tough competitor for all actively managed mutual funds. It always has been! The Index is calculated "on paper," without the real world expenses of fund operations, advisory fees, portfolio transaction costs, and the impact of cash reserves. Mutual funds, however, must incur such costs, and it has proved difficult for most professional money managers to provide more than compensatory returns.

IN SUMMARY

Perhaps surprisingly, many portfolio managers are recommending reduced exposure to U.S. equities following their extraordinarily high 1995 returns and increased exposure to international markets, despite their generally lackluster returns during the past year. While these "experts" too often provide advice that simply extends the trends of the recent past, their conclusions today seem to be based more on the premises that: (a) returns among markets tend to even out over time; and (b) international equities are undervalued relative to U.S. equities based on investment fundamentals such as earnings and dividends. This time, they may be right.

       To state the obvious, 1995 was a bountiful year for the shareholders in Vanguard/Trustees' Equity Fund. We should all take (only) a moment to bask in the light of the generous rewards we earned. We should also recognize that the financial markets are never a "one-way street," and the risks that exist today in the stock market may well come home to roost in 1996 and erode our 1995 bounty. Put even more bluntly, our shareholders in the U.S. Portfolio, for example, enjoyed an enhancement of over +33% in value during the year. With this gain now behind us, even a significant market decline seems unlikely to take shareholders back to where we were--presumably with satisfaction--just one year ago.

       Under these circumstances, what course of action should shareholders of Vanguard/Trustees' Equity Fund follow? In our Annual Report one year ago, under very different circumstances, I urged you to "stay the course," despite the lackluster return provided by equities during the year. You should recognize that, despite today's short-term risks of investing, the biggest long-term risks are: (1) failing to invest in stocks at all; and (2) following an erratic and ever-changing course. For our part, we intend to maintain the Fund's goal of long-term capital growth that has been in place since we began operations over ten years ago. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,


/s/ JOHN C. BOGLE
---------------------
John C. Bogle,
Chairman of the Board

February 16, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                                           10 YEARS
                                                                              ----------------------------------
                                         INCEPTION                               TOTAL      CAPITAL      INCOME
PORTFOLIO                                  DATE        1 YEAR      5 YEARS      RETURN       RETURN      RETURN
-----------------------                 ------------  --------    ---------   ----------  ----------   ---------
U.S. PORTFOLIO                            1/31/80      +33.21%      +15.12%     +12.24%     + 9.35%       +2.89%
INTERNATIONAL PORTFOLIO                   5/16/83      + 9.65       + 8.61      +13.99      +11.12        +2.87

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                        TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in TRUSTEES' EQUITY FUND-INTERNATIONAL PORTFOLIO since inception through December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolio today.

-----------------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA                                 TOTAL INVESTMENT RETURN*
-----------------------------------------------------------------------------------------------------------------------
                                                                                  International Portfolio    EAFE Index
                                                        Value with Income  -------------------------------  -----------
Year Ended     Net Asset Capital Gains      Income    Dividends & Capital  Capital       Income     Total        Total
December 31        Value Distributions   Dividends       Gains Reinvested   Return       Return    Return        Return
-----------------------------------------------------------------------------------------------------------------------
INITIAL (5/83)    $25.00            --          --               $  25.00      --           --        --           --
-----------------------------------------------------------------------------------------------------------------------
1983               25.98      $    .02      $  .44                  26.46   + 4.0%        +1.8%   +  5.8%      + 11.0%
-----------------------------------------------------------------------------------------------------------------------
1984               24.59           .11        1.09                  26.26   - 4.9         +4.1    -  0.8       +  7.9
-----------------------------------------------------------------------------------------------------------------------
1985               30.91          2.54         .93                  36.85   +36.1         +4.2    + 40.3       + 56.7
-----------------------------------------------------------------------------------------------------------------------
1986               38.68          6.55        1.03                  55.53   +46.8         +3.9    + 50.7       + 69.9
-----------------------------------------------------------------------------------------------------------------------
1987               28.66         18.32         .75                  68.79   +22.1         +1.8    + 23.9       + 24.9
-----------------------------------------------------------------------------------------------------------------------
1988               28.27          4.58         .99                  81.71   +14.8         +4.0    + 18.8       + 28.6
-----------------------------------------------------------------------------------------------------------------------
1989               32.44          2.08         .79                 102.93   +22.8         +3.2    + 26.0       + 10.8
-----------------------------------------------------------------------------------------------------------------------
1990               26.58          1.01         .95                  90.31   -15.1         +2.8    - 12.3       - 23.2
-----------------------------------------------------------------------------------------------------------------------
1991               27.78           .61         .77                  99.30   + 6.9         +3.1    + 10.0       + 12.5
-----------------------------------------------------------------------------------------------------------------------
1992               24.44           .28         .67                  90.64   -11.0         +2.3    -  8.7       - 11.8
-----------------------------------------------------------------------------------------------------------------------
1993               31.04            --         .81                 118.28   +27.0         +3.5    + 30.5       + 32.9
-----------------------------------------------------------------------------------------------------------------------
1994               31.48           .63         .56                 124.50   + 3.5         +1.8    +  5.3       +  8.1
-----------------------------------------------------------------------------------------------------------------------
1995               31.11          2.52         .79                 136.51   + 7.0         +2.6    +  9.6       + 11.6
-----------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                          +446.0%      +592.6%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                       + 14.4%      + 16.6%
-----------------------------------------------------------------------------------------------------------------------

*Includes reinvestment of income dividends and any capital gains distributions for both the Portfolio and the Index.
Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

The following table illustrates the results of a single-share investment in TRUSTEES' EQUITY FUND-U.S. PORTFOLIO since inception through December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Portfolio today.

-----------------------------------------------------------------------------------------------------------------------
PERIOD                              PER SHARE DATA                                 TOTAL INVESTMENT RETURN*
-----------------------------------------------------------------------------------------------------------------------
                                                                                      U.S. Portfolio            S&P 500
                                                        Value with Income    -----------------------------    ---------
Year Ended     Net Asset Capital Gains      Income    Dividends & Capital    Capital      Income     Total        Total
December 31        Value Distributions   Dividends       Gains Reinvested     Return      Return    Return       Return
-----------------------------------------------------------------------------------------------------------------------
INITIAL (1/80)    $25.00            --          --               $  25.00        --          --        --           --
-----------------------------------------------------------------------------------------------------------------------
1980               26.95        $  .84       $1.49                  29.35     +11.2%       +6.2%   + 17.4%      + 24.6%
-----------------------------------------------------------------------------------------------------------------------
1981               27.05           .87        1.80                  32.38     + 3.6        +6.7    + 10.3       -  4.9
-----------------------------------------------------------------------------------------------------------------------
1982               30.56          1.19        1.75                  40.42     +17.4        +7.4    + 24.8       + 21.5
-----------------------------------------------------------------------------------------------------------------------
1983               35.72          2.15        1.52                  52.19     +23.9        +5.2    + 29.1       + 22.5
-----------------------------------------------------------------------------------------------------------------------
1984               30.56          2.51        1.57                  50.69     - 7.4        +4.5    -  2.9       +  6.3
-----------------------------------------------------------------------------------------------------------------------
1985               31.15          4.10        1.45                  61.09     +15.4        +5.1    + 20.5       + 31.8
-----------------------------------------------------------------------------------------------------------------------
1986               28.69          6.15        1.16                  70.41     +11.3        +4.0    + 15.3       + 18.6
-----------------------------------------------------------------------------------------------------------------------
1987               22.77          5.88         .72                  71.60     - 0.3        +2.0    +  1.7       +  5.1
-----------------------------------------------------------------------------------------------------------------------
1988               26.35          1.00         .97                  89.24     +20.1        +4.5    + 24.6       + 16.6
-----------------------------------------------------------------------------------------------------------------------
1989               26.15          3.81         .88                 104.61     +13.8        +3.4    + 17.2       + 31.7
-----------------------------------------------------------------------------------------------------------------------
1990               22.90            --        1.08                  95.90     -12.4        +4.1    -  8.3       -  3.1
-----------------------------------------------------------------------------------------------------------------------
1991               28.20            --         .71                 121.38     +23.1        +3.5    + 26.6       + 30.5
-----------------------------------------------------------------------------------------------------------------------
1992               28.43           .86         .67                 129.21     + 3.9        +2.6    +  6.5       +  7.6
-----------------------------------------------------------------------------------------------------------------------
1993               30.65          2.16         .43                 151.49     +15.6        +1.6    + 17.2       + 10.1
-----------------------------------------------------------------------------------------------------------------------
1994               29.09           .03         .34                 145.56     - 5.0        +1.1    -  3.9       +  1.3
-----------------------------------------------------------------------------------------------------------------------
1995               37.01          1.05         .61                 193.90     +30.9        +2.3    + 33.2       + 37.6
-----------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                           +675.6%      +889.0%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                        + 13.7%      + 15.5%
-----------------------------------------------------------------------------------------------------------------------

*Includes reinvestment of income dividends and any capital gains distributions for both the Portfolio and the Index.
Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                      REPORT FROM GEEWAX, TERKER & COMPANY

Trustees' U.S. Portfolio provided a total return of +33.2% during 1995's roaring bull market. For most of the year, technology stocks and medium-capitalization stocks did well while bad earnings continued to be punished. Your Portfolio did well during this time period. Technology stocks then fell out of favor, and riskier technology companies pulled higher-quality companies down with them. The large-capitalization equities did extremely well--whereas our emphasis on medium-capitalization companies penalized us to some degree.

       Because of the increased volatility of the technology sector, we started to decrease our exposure to this group near the end of the year, moving the cash raised to the financial, consumer non-durable, and telephone sectors. However, we felt (and still feel) that the stronger technology companies will continue to prosper and that we will be rewarded for holding them. Accordingly, you will not see a "firesale" withdrawal from this sector, but rather an increasing concentration into those companies that have the financial strength, valuation, and earnings momentum to maintain their leadership.

       Otherwise, your Portfolio will be diversified across all segments of the domestic stock market and will continue to have a smaller capitalization than that of the Standard & Poor's 500 Index. Our emphasis on earnings and reasonable valuation should pay off in this environment. The Portfolio is made up of companies with solid fundamentals, in lieu of exciting "stories." And, if January's early returns are a guide, the market seems to be favoring the Portfolio's current composition. As long as good earnings are not punished, and there is not a perverse capitalization effect during the coming year, your Portfolio should perform admirably. We thank you for your continued confidence.

Respectfully,

Geewax, Terker & Company

January 23, 1996

              REPORT FROM BATTERYMARCH FINANCIAL MANAGEMENT, INC.

PERFORMANCE

        The total return for the International Portfolio for 1995 was +9.6% versus +11.6% for the MSCI Europe, Australia, and Far East (EAFE) Index and +9.3% for the average international fund.

       Despite reasonable returns in international markets in 1995, this good performance was over-shadowed by the staggering strength of the U.S. market. Yet, the case for overseas investment has become even more compelling--for different reasons in different regions.

       In Europe, valuations are below those of the U.S. enhancing this region's opportunities for success as a result of economic restructuring. Japan, the country with the largest allocation in the portfolio, is the only major market where analysts are actually revising their earnings forecasts upward for 1996. In other parts of Asia, sheer population and mass consumption will continue to provide high growth.

       While the Portfolio outperformed the average international fund, our objective is to also outperform the EAFE Index. In 1995, the shortfall relative to the Index can largely be attributed to the Portfolio's holdings in emerging markets.

       The Portfolio's 9% weight in emerging markets pulled down the return, relative to the EAFE Index which has no weight in emerging markets. Our Early Database strategic theme, which focuses on the more advanced emerging markets, was the weakest of our four themes. Emerging markets had a volatile year with many ending the year with negative returns.

       On the other hand, the Portfolio's holdings in the emerging markets countries performed better than both the MSCI Emerging Markets (Free) Index and the average emerging markets fund. As an asset class, emerging markets are very attractive, offering higher growth rates and lower valuations (such as lower price-to-book ratios) than the EAFE Index. We remain committed to our long-term investment in emerging markets and plan to add to our holdings as conditions warrant.

INVESTMENT ENVIRONMENT

Global growth was surprisingly weak in 1995. Forecasts for growth and earnings were continually cut during the year. Reductions in inventories, in the face of dashed expectations, contributed to sluggishness as did the U.S. dollar's big decline in the first half of the year. The weakening of exports at an early stage of recovery was particularly damaging to Europe which needed exports to propel domestic consumption. By year end, the yen had given up all its gain versus the dollar, leading to a boost in earnings expectations in Japan, but continued strength in the deutschmark block dampened prospects in Europe.

       Structural change to reduce budget deficits was targeted by European governments striving to meet the criteria for European Monetary Unit. In the fourth quarter, France faced strikes by public sector workers opposed to the government's attempts to reform the welfare state. The Bundesbank lowered rates three times during the year in an effort to spur the European economies. Accommodative monetary policy is likely to continue into 1996.

       Japan faced a series of disasters during the year--earthquake, subway terrorism, bank failures. The government response has been stimulus on the fiscal and monetary fronts such that conditions for growth improved by the fourth quarter.

INVESTMENT STRATEGY

We identify companies which are attractive based on one of four strategic themes:

Corporate Value--Investors tend to focus on earnings per share, which are distorted by differences in accounting practices across countries and companies. Cash flow provided a better measure of value.

Early Database--Long-term returns are likely to be greater in high-growth developing countries than in mature markets. The uniqueness of this strategy lies in our ability to select high-growth stocks using both quantitative and qualitative techniques.

Low-Priced Growth--Investors focus too much on high-risk growth which leads to disappointment when earning and sales growth slow. We buy stocks with the best ratios on a variety of earnings-growth measures compared to stock price and valuation.

Traditional Value--Investors drive prices to extremes relative to objective value benchmarks. We use several value measures tailored to each country.

       We introduced Low-Priced Growth to incorporate a better way to capture growth in the Portfolio while maintaining the integrity of our value-oriented approach. This strategy identifies companies with attractive earnings growth projections but at reasonable price-to-earnings ratios.

       Our willingness to search for value beyond the large-capitalization, well-known companies has been at the core of our strategy for the Portfolio since its inception. While we will buy large-capitalization stocks when they meet our strategies' criteria, we tend to find better opportunities among the mid-capitalization (less well-followed) companies. We remain committed to this long-term value orientation.

       We increased the Portfolio's weight in Japan to 34% from 26% during the second half of the year in light of a rapidly improving trend in earnings estimates, signaling renewed confidence in business. Although there are obstacles ahead, Japan has both monetary and fiscal policies in place to encourage growth, the yen is back to year-ago levels, and structural reform to the financial sector has begun.

       We believe the values in the Portfolio in Japanese stocks and in emerging markets, along with our continuing emphasis on medium-capitalization issues, should be recognized by the market in 1996.

Respectfully,

Batterymarch Financial Management, Inc.

January 23, 1996

                            STATEMENT OF NET ASSETS

                                            FINANCIAL STATEMENTS
                                               December 31, 1995

                                                          Market
                                                           Value
U.S. PORTFOLIO                           Shares           (000)+
----------------------------------------------------------------
COMMON STOCKS (95.4%)
----------------------------------------------------------------
BASIC MATERIALS (7.1%)
   Aluminum Co. of America                  3,000     $      159
   ASARCO, Inc.                            14,100            451
   Boise Cascade Corp.                     13,000            450
   Bowater, Inc.                           13,000            462
   Cabot Corp.                              4,500            242
   Cyprus Amax Minerals Co.                 2,500             65
   Dow Chemical Co.                         9,400            662
   E.I. du Pont de Nemours & Co.            3,600            252
   Eastman Chemical                         6,000            376
   Geon Co.                                14,300            349
   Georgia-Pacific Corp.                   14,700          1,009
   P.H. Glatfelter Co.                      1,000             17
   M.A. Hanna Co.                           8,300            232
   Kimberly-Clark Corp.                     9,360            775
   Olin Corp.                               4,800            356
   Phelps Dodge Corp.                       9,700            604
   Potash Corp. of Saskatchewan, Inc.       5,000            354
   Praxair, Inc.                           19,000            639
   Rayonier Inc.                            6,600            220
   Reynolds Metals Co.                      6,200            351
   Sigma Aldrich Corp.                      6,000            297
   Terra Industries, Inc.                   9,500            134
   Union Carbide Corp.                     20,500            769
   Westvaco Corp.                           6,000            166
   Willamette Industries, Inc.              6,800            381
                                                      ----------
          GROUP TOTAL                                      9,772
                                                      ----------
----------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (6.8%)
   Caterpillar, Inc.                       23,500          1,381
   Clayton Homes Inc.                       6,875            147
   Crane Co.                               11,000            406
   Cummins Engine Co., Inc.                 4,100            152
   Deere & Co.                              6,300            222
   Dover Corp.                             17,200            634
   General Electric Co.                     5,000            360
*  General Instrument                       9,200            215
   Honeywell, Inc.                          4,000            194
*  International Rectifier Corp.            6,400            160
   Lockheed Martin Corp.                   14,079          1,112
   Millipore Corp.                          2,600            107
   Parker Hannifin Corp.                    3,500            120
   Rockwell International Corp.             8,400            444
   TRW, Inc.                               11,400            884
   Tecumseh Products Co. Class A            2,000            103
   Tyco International Ltd.                 53,606          1,910
   United Technologies Corp.                9,000            854
                                                      ----------
          GROUP TOTAL                                      9,405
                                                      ----------
----------------------------------------------------------------
CONSUMER CYCLICALS (8.3%)
   Black & Decker Corp.                    19,500            687
   Breed Technological Inc.                 2,700             50
   Brunswick Corp.                          6,000            144
*  CUC International, Inc.                  1,000             34
   Callaway Golf Co.                        7,300            165
   Chrysler Corp.                          18,100          1,002
   Dana Corp.                              24,000            702
   Dayton-Hudson Corp.                      1,700            128
   The Walt Disney Co.                     32,000          1,888
   Eastman Kodak Co.                        4,800            322
*  Emmis Broadcasting Corp. Class A         4,500            138
*  Federated Department Stores              2,300             63
   General Motors Corp.                    20,000          1,058
   The Goodyear Tire & Rubber Co.          31,000          1,407
*  HFS Inc.                                 6,000            491
*  Hollywood Entertainment Corp.            2,000             17
   La Quinta Inns Inc.                      7,300            200
   Lowes Cos., Inc.                         8,000            268
*  Officemax Inc.                           3,500             78
   Paccar, Inc.                             6,700            281
   Rite Aid Corp.                          31,500          1,079
   Sears, Roebuck & Co.                    15,700            612
   Tandy Corp.                             15,700            651
                                                      ----------
          GROUP TOTAL                                     11,465
                                                      ----------
----------------------------------------------------------------
CONSUMER STAPLES (8.7%)
   American Brands, Inc.                    2,600            116
   American Stores Co.                     23,400            626
   Coca-Cola Enterprises, Inc.              7,700            206
   ConAgra, Inc.                           10,000            412
   Dean Foods Corp.                        19,200            528
   Hannaford Brothers Co.                   7,500            185
   H.J. Heinz Co.                           2,200             73
   IBP, Inc.                               18,400            929
*  Jefferson Smurfit Corp.                  4,000             38
*  The Kroger Co.                          16,900            634
   PepsiCo, Inc.                            7,000            391
   Philip Morris Cos., Inc.                37,900          3,430
   Procter & Gamble Co.                     8,000            664
   Ralston-Purina Group                     4,000            249
*  Safeway, Inc.                           26,300          1,354
   Sonoco Products                          1,500             39
*  Stop & Shop Cos. Inc.                    2,000             46
   Sysco Corp.                             18,400            598
*  Vons Cos., Inc.                         40,200          1,136
   Winn Dixie Stores, Inc.                  6,200            229
                                                      ----------
          GROUP TOTAL                                     11,883
                                                      ----------
----------------------------------------------------------------
ENERGY (11.1%)
   Amoco Corp.                              5,400            388
   Ashland Inc.                             6,700            235
   Atlantic Richfield Co.                  21,500          2,381
   Baker Hughes, Inc.                      17,000            414
   Chevron Corp.                           55,600          2,919
   Enron Corp.                              2,000             76

                                                          Market
                                                           Value
U.S. PORTFOLIO (continued)                 Shares         (000)+
----------------------------------------------------------------
   Exxon Corp.                             22,000      $   1,763
*  Global Marine, Inc.                     31,000            271
   Halliburton Co.                          4,000            203
   Mobil Corp.                             16,000          1,792
   Occidental Petroleum Corp.               6,000            128
   Panhandle Eastern Corp.                  6,700            187
   Pennzoil Co.                             2,800            118
   Royal Dutch Petroleum Co. ADR            2,000            282
   Sonat Offshore Drilling Co.              3,700            165
   Sun Co., Inc.                           13,874            380
   Texaco Inc.                             36,700          2,881
   Tidewater, Inc.                          2,000             63
   USX-Marathon Group                      32,500            635
                                                      ----------
          GROUP TOTAL                                     15,281
                                                      ----------
----------------------------------------------------------------
FINANCIAL (10.2%)
   AFLAC, Inc.                              3,000            130
   H.F. Ahmanson & Co.                      4,000            106
   Allstate Corp.                          21,554            886
   American Express Co.                    13,100            542
   American General Corp.                  13,900            485
   Aon Corp.                                1,300             65
   Banc One Corp.                           3,000            113
   The Bank of New York Co., Inc.           9,000            439
   BankAmerica Corp.                       13,000            842
   Bear Stearns Co., Inc.                   6,500            129
*  CNA Financial Corp.                      3,000            341
   Capital One Financial Corp.              2,700             64
   Chemical Banking Corp.                   8,600            505
   Citicorp                                11,900            800
   Conseco Co., Inc.                        4,000            251
   CoreStates Financial Corp.               5,600            212
   Countrywide Credit Industries, Inc.     15,800            344
   Equitable of Iowa Co.                    4,900            157
   Federal National Mortgage Assn.         11,150          1,384
   Finova Group, Inc.                       2,500            121
   First Chicago NBD Corp.                  9,620            380
   First Interstate Bancorp.                2,500            341
   First USA Inc.                          18,400            817
   Green Tree Financial Corp.              13,200            348
   Household International, Inc.            3,000            177
   Lehman Brothers Holdings, Inc.           1,500             32
   Mercury General Corp.                    7,500            354
   NationsBank, Inc.                        2,000            139
   Old Republic International Corp.         2,300             82
   The PMI Group Inc.                       4,800            217
   Republic New York Corp.                  3,700            230
   Charles Schwab Corp.                    44,900            904
   Standard Federal Bank                    4,200            165
   Student Loan Marketing Assn.             6,500            428
   SunAmerica Inc.                         16,500            784
   TIG Holdings, Inc.                       6,500            185
   Transatlantic Holdings                     600             44
   Travelers Group Inc.                     2,500            157
   Union Planters Corp.                     3,800            121
   Washington Mutual Inc.                   2,200             63
   Zions Bancorp.                           1,900            153
                                                      ----------
          GROUP TOTAL                                     14,037
                                                      ----------
----------------------------------------------------------------
HEALTH CARE (10.9%)
   Abbott Laboratories, Inc.               20,000            835
   American Home Products Corp.            32,100          3,114
*  Amgen, Inc.                              3,700            219
   Bergen Brunswig Corp. Class A           23,550            586
*  Boston Scientific Corp.                  4,000            196
   Bristol-Myers Squibb Co.                39,600          3,401
   Cardinal Health, Inc.                    6,500            356
   Columbia/HCA Healthcare Corp.            9,500            482
*  Foundation Health Co.                    2,000             86
   Guidant Corp.                           12,319            520
*  Humana, Inc.                            12,000            329
   Johnson & Johnson                       24,400          2,089
   Mylan Laboratories, Inc.                47,250          1,110
*  Oxford Health Plan                      12,000            882
   Pharmacia & Upjohn, Inc.                14,100            546
   U.S. Healthcare, Inc.                    4,900            228
                                                      ----------
          GROUP TOTAL                                     14,979
                                                      ----------
----------------------------------------------------------------
TECHNOLOGY (10.9%)
*  ADC Telecommunications, Inc.            10,000            363
*  Alliance Semiconductor Corp.             3,200             36
*  America Online, Inc.                     2,000             75
*  Amphenol Corp.                           9,000            218
*  Analog Devices, Inc.                     4,000            142
   Apple Computer, Inc.                     7,000            222
*  Applied Materials, Inc.                 13,200            518
*  Arrow Electronics, Inc.                  2,900            125
*  Atmel Corp.                             48,000          1,062
   Avnet, Inc.                             15,100            676
*  Cabletron Systems, Inc.                  3,750            304
*  Cadence Design Systems, Inc.             4,500            189
   Computer Associates
      International, Inc.                  31,850          1,811
*  Cypress Semiconductor Corp.             10,400            133
   Harris Corp.                             5,000            273
   Hewlett-Packard Co.                      8,000            670
   International Business
      Machines Corp.                        3,500            321
*  KLA Instruments Corp.                   23,400            608
*  LSI Logic Corp.                         12,000            393
*  MEMC Electronic Materials, Inc.          4,000            130
   Micron Technology Inc.                  10,000            396
*  Microsoft Corp.                         10,000            877
*  National Semiconductor Corp.            18,000            401
*  Oracle Corp.                            13,500            570
*  Seagate Technology                      17,000            808

                                                          Market
                                                           Value
                                           Shares         (000)+
----------------------------------------------------------------
*  Silicon Graphics, Inc.                   6,000     $      165
*  Sun Microsystems, Inc.                  15,000            684
*  Teradyne, Inc.                          10,900            273
   Texas Instruments, Inc.                 25,400          1,314
   U.S. Robotics Corp.                      2,500            219
   Xerox Corp.                              7,300          1,000
                                                      ----------
          GROUP TOTAL                                     14,976
                                                      ----------
----------------------------------------------------------------
TRANSPORT & SERVICES (3.0%)
*  AMR Corp.                                6,300            468
   Burlington Northern Santa Fe Corp.      24,100          1,880
   CSX Corp.                               10,800            493
   Delta Air Lines, Inc.                    8,300            613
*  Federal Express Corp.                    6,300            465
*  UAL Corp.                                1,400            250
                                                       ---------
          GROUP TOTAL                                      4,169
                                                       ---------
----------------------------------------------------------------
UTILITIES (16.2%)
   AT&T Corp.                               7,500            486
   Ameritech Corp.                         42,800          2,525
   Bell Atlantic Corp.                     46,400          3,103
   BellSouth Corp.                         72,000          3,132
   Brooklyn Union Gas Co.                   3,200             94
   Consolidated Edison Co.
      of New York, Inc.                    26,200            838
   DQE Inc.                                19,700            606
   FPL Group, Inc.                         17,700            821
   GTE Corp.                               70,400          3,098
   MCN Corp.                               26,200            609
   Northeast Utilities                      6,300            154
   NYNEX Corp.                             63,700          3,440
   Pacific Gas & Electric Co.              32,300            917
   Pacific Telesis Group                    2,500             84
   Pinnacle West Capital Corp.             18,300            526
   SBC Communications Inc.                  2,200            127
   Southern New England
      Telecommunications Corp.             11,600            461
   Sprint Corp.                            21,300            849
   Union Electric Co.                       2,200             91
   Williams Cos., Inc.                      5,400            236
                                                      ----------
          GROUP TOTAL                                     22,197
                                                      ----------
----------------------------------------------------------------
MISCELLANEOUS (2.2%)
   American Financial Group, Inc.           2,800             86
*  Litton Industries, Inc.                 23,800          1,059
   Loews Corp.                              5,900            462
   McKesson Corp.                          10,000            506
   Olsten Corp.                             7,000            277
   Tenneco, Inc.                            5,000            248
   Textron, Inc.                            5,900            398
                                                      ----------
          GROUP TOTAL                                      3,036
                                                      ----------
----------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $102,367)                                          131,200
----------------------------------------------------------------

                                             Face         Market
                                           Amount          Value
                                            (000)         (000)+
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.7%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account 5.89%, 1/2/96
      (Cost $6,432)                    $    6,432     $    6,432
----------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (Cost $108,799)                                       137,632
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.1%)
   Other Assets--Notes C and F                             2,592
   Liabilities--Note F                                    (2,769)
                                                      ----------
                                                            (177)
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
   Applicable to 3,714,196 outstanding
      shares of beneficial interest
      (unlimited authorization)                         $137,455
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $37.01
================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.


----------------------------------------------------------------
AT DECEMBER 31, 1995,
NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                           Amount            Per
                                            (000)          Share
                                         --------         ------
   Paid in Capital                       $102,674         $27.65
   Undistributed Net
      Investment Income                        24            .01
   Accumulated Net Realized Gains           5,924           1.59
   Unrealized Appreciation of
      Investments--Note D                  28,833           7.76
----------------------------------------------------------------
NET ASSETS                               $137,455         $37.01
----------------------------------------------------------------

                                                          Market
                                                           Value
INTERNATIONAL PORTFOLIO                    Shares         (000)+
----------------------------------------------------------------
COMMON STOCKS (94.8%)
----------------------------------------------------------------
AUSTRALIA (1.7%)
   Australia & New Zealand Bank
      Group Ltd.                        1,031,100     $    4,840
   Santos Ltd.                          2,463,300          7,201
   Stockland Trust Group                2,268,000          5,230
                                                      ----------
          GROUP TOTAL                                     17,271
                                                      ----------
----------------------------------------------------------------
AUSTRIA (.2%)
*  Austrian Airlines                       10,060          1,673
*  Constantia Iso Holding AG                6,000            334
                                                      ----------
          GROUP TOTAL                                      2,007
                                                      ----------
----------------------------------------------------------------
CANADA (1.5%)
   Avencor Inc.                           129,500          2,220
   Canadian Imperial Bank
      of Commerce                         100,300          2,988
   Fletcher Challenge Canada Ltd.         150,800          2,405
   Imasco Ltd.                            171,800          3,338
   Macmillan Bloedel Ltd.                  58,100            719
   Power Corp. Canada                      48,400            732
   Shell Canada Ltd. Class A               57,600          1,811
   Transcanada Pipelines Ltd.              34,800            482
                                                      ----------
          GROUP TOTAL                                     14,695
                                                      ----------
----------------------------------------------------------------
DENMARK (.2%)
   Jyske Bank                              33,400          2,290
                                                      ----------
----------------------------------------------------------------
FINLAND
   Rautaruuki Oy "K"                       33,000            201
                                                      ----------
----------------------------------------------------------------
FRANCE (8.0%)
   BIC                                     81,200          8,269
   Bon Marche                               4,800            940
   Eridania Beghin-Say                     36,900          6,338
   Fromageries Bel                         12,300         11,690
   Christian Dior                           4,620            499
   CGI Group, Inc.                          3,100            600
   Comptoirs Modernes                      21,100          6,860
   Esso Francais                           16,900          1,693
   Finextel Societe Fin                    44,200            643
   Navigation Mixte                        28,800          3,910
   Pernod-Ricard                           18,400          1,047
   Poliet Ex Lambert Freres                17,600          1,432
   Roussel-Uclaf                            9,450          1,604
   Sagem                                   27,200         15,295
   Saint-Louis                             10,122          2,691
   Societe National Elf Aquitaine         143,700         10,602
   Sodexho                                 17,670          5,203
                                                      ----------
          GROUP TOTAL                                     79,316
                                                      ----------
----------------------------------------------------------------
GERMANY (4.9%)
   Altana  AG                              15,050          8,780
   Bayer AG                                27,790          7,349
   Bayerische Hypotheken und
      Wechsel Bank                        101,100          2,553
   BHF-BANK AG                            211,400          5,834
   Commerzbank AG                          12,700          3,008
   Douglas Holding AG                      56,100          1,983
   Hoechst AG                              18,740          5,093
   IWKA AG                                 18,400          3,355
   RWE-DEA AG fuer Mineraloel
      und Chemie                            1,326            370
*  Varta AG                                15,480          2,974
   Viag AG                                 18,400          7,392
   WMF Wuerttembergishe
      Metallwarenfabrik AG                    400             87
                                                      ----------
          GROUP TOTAL                                     48,778
                                                      ----------
----------------------------------------------------------------
GREECE (1.4%)
*  Aegek Pfd.                              64,320            419
   Aegek SA                               353,760          3,050
   Alpha Credit Bank                       40,300          2,334
   Ergo Bank                               44,210          1,765
   Hellenic Bottling Co. (Bearer)         111,150          3,641
   Papastratos Cigarettes                  65,800          2,086
                                                      ----------
          GROUP TOTAL                                     13,295
                                                      ----------
----------------------------------------------------------------
HONG KONG (3.4%)
   China Travel International           2,306,000            370
   Citic Pacific Ltd.                     608,000          2,080
   Guoco Group                            258,000          1,245
   Henderson Land
      Development Co. Ltd.                463,000          2,790
   Hong Kong
      Telecommunication Ltd.            3,641,600          6,499
   HSBC Holdings PLC                      665,800         10,075
   New World Development
      Co., Ltd.                         1,675,000          7,300
*  New World Infrastructure                   520              1
   Orient Overseas International Ltd.     197,641            133
   Sun Hung Kai Properties Ltd.            93,700            766
   Tai Cheung Properties                  601,502            463
   Television Broadcast Ltd.              250,000            891
   Varitronix International               498,000            924
   Wharf Holdings Ltd.                        800              3
                                                      ----------
          GROUP TOTAL                                     33,540
                                                      ----------
----------------------------------------------------------------
INDONESIA (1.6%)
   Astra International (Foreign)          695,000          1,444
   Bank Dagang Nasional
      Indonesia (Foreign)                 775,250            636
   Bank Internasional
      Indonesia (Foreign)                 542,500          1,797
   Hanjaya Mandala
      Sampoerna (Foreign)                 393,750          4,099

                                                          Market
                                                           Value
                                           Shares         (000)+
----------------------------------------------------------------
   Indah Kiat Pulp &
      Paper Corp. (Foreign)             1,314,637     $      963
   Indofood Sukes Makmur (Foreign)        246,000          1,183
   Indosat (Foreign)                      262,000            951
   Inti Indorayon Utama (Foreign)         545,000            572
   Kalbe Farma (Foreign)                  353,000          1,196
   Matahari Putra Prima (Foreign)         609,750          1,073
   Tjiwi Kimia (Foreign)                1,280,294          1,176
   Unilever Indonesia (Foreign)            27,400            330
                                                      ----------
          GROUP TOTAL                                     15,420
                                                      ----------
----------------------------------------------------------------
IRELAND (1.0%)
   Allied Irish Banks                     460,464          2,494
   Bank of Ireland Stock (Dublin)         428,400          3,124
   Greencore PLC                          164,600          1,438
   Irish Life PLC                         453,100          1,721
   Jefferson Smurfit Group                461,700          1,103
                                                      ----------
          GROUP TOTAL                                      9,880
                                                      ----------
----------------------------------------------------------------
ITALY (2.6%)
*  Banca Toscana                        1,067,000          2,018
*  Breda Ernesto Finanziaria            3,759,600              0
   Franco Tosi SPA                         44,200            262
   Istituto Bancario
      San Paolo de Torino                 477,100          2,827
   Magnetti Marelli SPA                 1,802,200          2,210
   Sirti SPA                              816,500          4,591
   Telecom Italia SPA                   4,857,840          7,563
   Telecom Italia Mobile SPA            3,443,640          6,067
                                                      ----------
          GROUP TOTAL                                     25,538
                                                      ----------
----------------------------------------------------------------
JAPAN (33.8%)
   AIDA Engineering Ltd.                  431,000          3,309
   Aoki Corp.                           1,628,000          6,834
   Best Denki                              50,000            742
   Brother Industries Ltd.              1,114,000          6,058
   Calsonic Corp.                          81,000            595
   Chubu Electric Power                    87,200          2,063
   Chudenko Corp.                          24,000            824
   Chugoku Electric Power Co.             184,110          4,266
   Citizen Watch Co.                      167,000          1,279
   Daido Steel Co.                        955,000          4,814
   Daiichi Pharmaceutical Co., Ltd.       188,000          2,679
   Danto Corp.                             48,000            596
   Fuji Photo Film Co., Ltd.              207,000          5,980
   Fujisawa Pharmaceutical                242,000          2,323
   Fujita Corp.                           221,000            998
   Gunze Ltd.                              26,000            158
   Hazama Corp.                           722,000          3,080
   Hitachi Cable Ltd.                     395,000          2,799
   Hitachi Koki Co.                        29,000            263
   Hitachi Maxwell                        147,000          2,551
   Hokkaido Electric Power                 84,542          1,967
   Hokuriku Electric Power                129,336          3,009
   House Foods Industrial Co., Ltd.       546,000          9,845
   Itoham Food Co., Ltd.                  367,000          2,775
   Japan Synthetic Rubber                 140,000            852
   Kandenko Co.                            48,000            600
   Kikkoman Shoyu Co.                     117,600            866
   Kishu Paper Co.                        123,000            733
   Komori Corp.                            22,000            555
   Kyowa Hakko Kogyo                      681,000          6,430
   Kyudenko Corp.                         172,000          2,268
   Kyushu Electric Power                  215,290          5,092
   Lion Corp.                              91,000            537
   Makita Corp.                            46,000            736
   Marudai Food Co.                       576,000          4,132
   Marui Co.                              141,000          2,939
   Maruichi Steel Tube                     98,000          1,796
   Mitsubishi Material                  1,840,000          9,543
   New Japan Securities Co., Ltd.       1,453,000          9,381
   NHK Spring Co.                         224,000          1,129
   Nichicon Corp.                         510,000          7,515
   Nichimen Corp.                          58,000            239
   Nippon Credit Bank                     279,000          1,277
   Nippon Flour Mills                     100,000            514
   Nippon Meat Packers, Inc.              241,000          3,504
   Nippon Shinpan Co.                     127,000            960
*  Nippon Soda Co.                         77,000            470
   Nishimatsu Construction                671,000          7,871
   Nisshin Oil Mills                      297,000          2,237
   Nisshin Steel Co.                    1,650,000          6,670
   Nisshinbo Industries                   216,000          2,094
   Nissho Iwai Corp.                      983,000          5,051
   NTN Corp.                            1,209,000          8,087
   Okumura Corp.                          257,000          2,342
   Olympus Optical Ltd.                   148,000          1,435
   Ono Pharmaceutical Co., Ltd.            25,000            962
   Onward Kashiyama Co.                 1,112,000         18,110
   Pioneer Electronic Corp.               191,000          3,499
   Ricoh Co.                            1,009,000         11,053
   Rohm Co., Ltd.                         183,000         10,343
   Royal Co. Ltd.                         128,000          2,085
   Santen Pharmaceutical Co. Ltd.          78,000          1,769
   Sega Enterprises                       192,100         10,615
   Sekisui Chemical Co.                   652,000          9,607
   Sekisui House Ltd.                     335,000          4,287
   Showa Electric Wire & Cable            197,000            936
   Sumitomo Forestry                      143,000          2,190
*  Sumitomo Metal Industries            2,023,000          6,138
   Sumitomo Rubber                         65,000            543
   Sumitomo Warehouse                     228,000          1,470
   SXL Corp.                              205,000          2,126
   Taisei Construction Corp.              413,000          2,759
   Takasago Thermal Engineering           119,000          2,134

                                                          Market
INTERNATIONAL                                              Value
PORTFOLIO (contnued)                       Shares         (000)+
----------------------------------------------------------------
   Takeda Chemical Industries             788,000      $  12,986
   TDK Corp.                              181,000          9,247
   Teikoku Oil Co., Ltd.                  388,000          2,618
   Toagosei Chemical                      174,000            924
   Toho Co., Ltd.                           8,200          1,312
   Tohoku Electric Power                  123,766          2,988
   Tokico Ltd.                            126,000            629
   Tokyo Sowa Bank                        284,000          1,211
   Tokyo Style Co.                        169,000          2,900
   Tokyu Construction                     595,000          2,867
   Toppan Printing Co.                    750,000          9,888
   Toyo Ink Manufacturing                  63,000            311
   Toyoda Automatic Loom Works            105,000          1,883
   Wacoal Corp.                           995,000         13,504
   Yamanouchi Pharmaceuticals Ltd.        292,000          6,284
   Yamatake-Honeywell                     397,000          6,158
                                                      ----------
          GROUP TOTAL                                    333,998
                                                      ----------
----------------------------------------------------------------
MALAYSIA (1.7%)
   Arab Malaysia Corp.                    575,000          2,084
*  Berjuntai Tin                          197,000            628
   DCB Holdings Bhd.                      352,000          1,026
   Genting Bhd.                           229,500          1,916
   Hong Leong Industries Bhd.             193,000          1,026
   IOI Corp. Bhd.                         825,000            809
   Land and General Bhd.                  265,000            574
   Lion Land Bhd.                       1,063,000          1,055
   Malayan Banking Bhd.                    63,000            531
   Malaysia Mining Corp.                1,196,000          1,724
   Malaysian Airlines System Bhd.         157,000            510
   Malaysian International
      Shipping Corp. Bhd. (Foreign)       530,666          1,369
   Sungei Way Holdings                    407,000          1,467
   Tractors Malaysia Holdings           1,120,000          1,606
                                                      ----------
          GROUP TOTAL                                     16,325
                                                      ----------
----------------------------------------------------------------
MEXICO (1.3%)
   Cemex SA de C.V.                       289,237          1,057
*  Grupo Carso Series A-1                 216,600          1,179
*  Grupo Sidek B                          583,400            254
   Kimberly Clark Class A                 104,200          1,583
   Telefonos de Mexico L                5,578,400          9,001
                                                      ----------
          GROUP TOTAL                                     13,074
                                                      ----------
----------------------------------------------------------------
NETHERLANDS (4.8%)
   ABN AMRO Holding NV                    224,000         10,215
   Ahrend Groep NV                          5,000            165
   Fortis Amev NV                         161,600         10,837
   Grolsch NV                              51,700          1,800
   Hollandsche Beton Groep NV               4,300            657
   Internatio-Muller NV                     6,900            477
   Internationale Nederlanden Groep       203,800         13,629
   Koninklijke Van Ommeren NV              14,000            437
   Telegraaf Holdings                      59,600          8,402
   Volker Stevin CVA                       13,500            817
                                                      ----------
          GROUP TOTAL                                     47,436
                                                      ----------
----------------------------------------------------------------
NEW ZEALAND (.8%)
   Brierley Investment                  2,097,000          1,659
   Lion Nathan                          1,447,300          3,454
   Telecom Corp. of New Zealand           626,700          2,704
                                                      ----------
          GROUP TOTAL                                      7,817
                                                      ----------
----------------------------------------------------------------
NORWAY (.8%)
   Den Norske Bank                        187,900            488
   Norsk Hydro                            170,400          7,174
                                                      ----------
          GROUP TOTAL                                      7,662
                                                      ----------
----------------------------------------------------------------
PHILIPPINES (.9%)
   Ayala Corp. B                        1,427,440          1,741
   Engineering Equipment                8,870,000            514
   JG Summit Holdings Inc. B            4,151,600          1,140
   Manila Electric B                      156,150          1,274
   Metro Pacific Corp. A                   89,000             16
   Metropolitan Bank & Trust Co.           26,077            507
*  Philex Mining Corp. B                3,807,000            435
   Philippine Long Distance
      Telephone Co.                        32,480          1,765
   San Miguel Corp. B                     129,200            441
*  SM Prime Holdings                    2,793,500            799
                                                      ----------
          GROUP TOTAL                                      8,632
                                                      ----------
----------------------------------------------------------------
PORTUGAL (.9%)
   Banco Totta & Acores                    83,800          1,388
   Cimentos de Portugal                    95,640          1,587
*  Portugal Telecom SA                    145,182          2,736
   Soares da Costa Rfd.                   109,800          1,249
*  Sonae Industries SGPS SA                58,200            403
   Sonae Investimentos SGPS SA             58,820          1,260
                                                      ----------
          GROUP TOTAL                                      8,623
                                                      ----------
----------------------------------------------------------------
SINGAPORE (1.6%)
   City Development Ltd.                  235,307          1,713
   Cycle & Carriage Ltd.                  174,000          1,734
   Dairy Farm International               558,000            513
   Fraser & Neave Ltd.                     91,000          1,158
   Inchcape Bhd.                          112,000            359
   Jardine Strategic                      651,000          1,992
   Keppel Corp.                           116,000          1,033
   Overseas Union Bank (Foreign)          299,000          2,061
   Rothmans Industries Ltd.               284,000          1,074
   Singapore Press
      Holdings Ltd. (Foreign)              73,200          1,294
   Singapore Technologies
      Industries Corp.                  1,003,000          2,269
   Straits Steamship Land Ltd.            191,000            645
                                                      ----------
          GROUP TOTAL                                     15,845
                                                      ----------
----------------------------------------------------------------

                                                          Market
                                                           Value
                                           Shares         (000)+
----------------------------------------------------------------
SPAIN (7.4%)
   Acerinox SA                             18,300     $    1,851
   Argentaria SA                           69,300          2,856
   Aumar-Autopistas
      del Mare Nostrum                    471,800          6,144
   Banco Bilbao Vizcaya                   211,508          7,619
   Banco Central Hispanoamericano         311,713          6,321
   Banco Santander                        151,300          7,595
   Banco Popular Espanol                   12,300          2,268
   Dragados y Construcciones SA            89,900          1,182
   Fuerzas Electrica                    1,069,700          7,627
   Gas y Electricdad                       10,100            565
   Iberdrola SA                           878,100          8,034
   Sevillana de Electricidad Cia        1,329,600         10,324
   Tabacalera SA                           30,700          1,164
   Union Electrica Fenosa               1,613,500          9,709
                                                      ----------
          GROUP TOTAL                                     73,259
                                                      ----------
----------------------------------------------------------------
SWEDEN (.5%)
   Incentive AB Series B                   28,100          1,230
   Svenska Cellulosa AB                   126,600          1,968
   Svenska Handelsbanken,
      Inc. Series A                        72,700          1,514
                                                      ----------
          GROUP TOTAL                                      4,712
                                                      ----------
----------------------------------------------------------------
SWITZERLAND (2.1%)
   Holderbank Financiere
      Glarus AG (Bearer)                      340            262
   SGS Societe Generale de
      Surveillance Holdings SA (Bearer)     3,820          7,602
   Swiss Bank Corp. (Bearer)               25,810         10,565
   Winterthur (Bearer)                      3,025          2,161
                                                      ----------
          GROUP TOTAL                                     20,590
                                                      ----------
----------------------------------------------------------------
THAILAND (1.9%)
   Advanced Information
      Services (Foreign)                   31,000            544
   Ban-Pu Coal Co., Ltd. (Foreign)         16,000            344
   Bangkok Bank Public
      Co. Ltd. (Foreign)                  493,500          5,995
   Dhana Siam Finance
      & Securities Co. Ltd. (Foreign)     226,000          1,292
   Land and House Co., Ltd. (Foreign)      26,000            427
   Shinawatra Computer &
      Communications Co.,
      Ltd. (Foreign)                       61,100          1,504
   Siam Commercial
      Bank Ltd. (Foreign)                 158,600          2,090
   Siam Pulp & Paper (Foreign)            251,100            723
   TPI Polene Co., Ltd. (Foreign)          91,875            547
   Thai Farmers Bank Ltd. (Foreign)       400,400          4,037
   Thai Plastic Chemical
      Co., Ltd. (Foreign)                 187,850            910
*  Thai Telephone and
      Telecom (Foreign)                    62,500            340
   United Communication
      Industry (Foreign)                   34,600            442
                                                      ----------
          GROUP TOTAL                                     19,195
                                                      ----------
----------------------------------------------------------------
TURKEY (1.2%)
   Akbank Turkery                       6,992,792          1,320
   Alarko Holdings                      3,203,906          1,289
   Altinyildiz Mensucat                 5,844,750          1,272
   Arcelik                             10,065,497            810
   Brisa Bridgestone                    6,138,500          1,487
   Cimsa Cemento                        3,015,500          1,312
   EGE Biracilik                        3,506,488          1,209
   Migros                               2,164,549          1,653
   Netas                                6,139,850          1,739
                                                      ----------
          GROUP TOTAL                                     12,091
                                                      ----------
----------------------------------------------------------------
UNITED KINGDOM (8.6%)
   Anglian Water                          378,600          3,552
   Charter Consolidated (Registered)      378,900          5,088
   Coats Viyella PLC                    1,965,600          5,325
   Cobham PLC                             270,000          1,974
   Commercial Union                       713,800          6,959
   General Accident PLC                   697,400          7,043
   Harrison and Crosfield                 257,100            639
   Hazlewood Foods                        684,625          1,068
   Kwik Save Group                        223,900          1,738
   Lex Services                           110,600            524
   Lloyds Abbey Life                      522,500          3,650
*  National Grid Group PLC                 98,673            306
   North West Water Group                 265,000          2,530
*  Northern Electric 8.061% Pfd.          248,920            416
   Northumbrian Water                      59,100          1,078
   Severn Trent Water PLC                 328,300          3,504
   Slough Estates PLC                     260,400            885
   Smithkline Beecham PLC Class A         435,500          4,800
   South Wales Electricity                108,100          1,566
   South West Water                       244,400          1,979
   Southern Water                         260,500          2,780
   Sun Alliance Group                   1,138,300          6,601
   Thames Water PLC                       572,300          4,989
   T & N PLC                            1,728,500          4,347
   Whitbread & Co. A                      805,800          8,513
   Williams Holdings PLC                  531,100          2,700
   Yorkshire Water                         75,700            696
                                                      ----------
          GROUP TOTAL                                     85,250
                                                      ----------
----------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $780,388)                                          936,740
----------------------------------------------------------------

                                             Face         Market
INTERNATIONAL                              Amount          Value
PORTFOLIO (contnued)                        (000)         (000)+
----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.4%)
----------------------------------------------------------------
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account 5.89%, 1/2/96
      (Cost $43,512)                    $  43,512      $  43,512
----------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
(Cost $823,900)                                          980,252
----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.8%)
----------------------------------------------------------------
   Other Assets--Notes C and F                           113,609
   Liabilities--Note F                                  (105,735)
                                                      ----------
                                                           7,874
----------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------
   Applicable to 31,766,437 outstanding
      shares of beneficial interest
      (unlimited authorization)                         $988,126
----------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $31.11
================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.


----------------------------------------------------------------
AT DECEMBER 31, 1995,
NET ASSETS CONSISTED OF:
----------------------------------------------------------------
                                           Amount            Per
                                            (000)          Share
                                         --------        -------
   Paid in Capital                       $828,944         $26.09
   Overdistributed Net
      Investment Income--Note E              (752)          (.02)
   Accumulated Net Realized Gains           2,732            .09
   Unrealized Appreciation--Note D:
      Investment Securities               156,352           4.92
      Foreign Currencies and
   Forward Currency Contracts                 850            .03
----------------------------------------------------------------
NET ASSETS                               $988,126         $31.11
----------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                      U.S.            INTERNATIONAL
                                                                                 PORTFOLIO                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended               Year Ended
                                                                              December 31,             December 31,
                                                                                      1995                     1995
                                                                                     (000)                    (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends(1)  . . . . . . . . . . . . . . . . . . . . .                      $ 2,731                 $25,003
      Interest  . . . . . . . . . . . . . . . . . . . . . . .                          202                   2,941
-------------------------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . . .                        2,933                  27,944
-------------------------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fees--Note B
         Basic Fees   . . . . . . . . . . . . . . . . . . . .                $383                   $1,516
         Performance Adjustments  . . . . . . . . . . . . . .                  --      383            (282)  1,234
                                                                             ----                   ------
      The Vanguard Group--Note C  . . . . . . . . . . . . . .
         Management and Administrative  . . . . . . . . . . .                 246                    2,374
         Marketing and Distribution . . . . . . . . . . . . .                  23      269             203   2,577
                                                                             ----                   ------
      Taxes (other than income taxes) . . . . . . . . . . . .                           10                      90
      Custodian Fees  . . . . . . . . . . . . . . . . . . . .                           20                     783
      Auditing Fees   . . . . . . . . . . . . . . . . . . . .                            8                       9
      Shareholders' Reports . . . . . . . . . . . . . . . . .                           10                      74
      Annual Meeting and Proxy Costs  . . . . . . . . . . . .                            2                      20
      Trustees' Fees and Expenses . . . . . . . . . . . . . .                            1                       4
-------------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . .                          703                   4,791
-------------------------------------------------------------------------------------------------------------------
                 Net Investment Income  . . . . . . . . . . .                        2,230                  23,153
-------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
      Investment Securities Sold  . . . . . . . . . . . . . .                       11,499                  70,981
      Foreign Currencies and Forward Currency Contracts . . .                           --                   1,195
-------------------------------------------------------------------------------------------------------------------
                 Realized Net Gain  . . . . . . . . . . . . .                       11,499                  72,176
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
      Investment Securities . . . . . . . . . . . . . . . . .                       21,505                  (4,113)
      Foreign Currencies and Forward Currency Contracts . . .                           --                     850
-------------------------------------------------------------------------------------------------------------------
                 Change in Unrealized
                    Appreciation (Depreciation) . . . . . . .                       21,505                  (3,263)
-------------------------------------------------------------------------------------------------------------------
                 Net Increase in Net Assets
                    Resulting from Operations . . . . . . . .                      $35,234                 $92,066
===================================================================================================================

(1) Dividends for the International Portfolio are net of foreign witholding taxes of $3,518,000.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                U.S. PORTFOLIO              INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED         Year Ended        YEAR ENDED         Year Ended
                                           DECEMBER 31, 1995 December 31, 1994 DECEMBER 31, 1995  December 31, 1994
                                                       (000)             (000)             (000)              (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . .   $   2,230         $   1,409        $   23,153       $    18,821
   Realized Net Gain (Loss) . . . . . . . . . .      11,499            (1,747)           72,176            48,027
   Change in Unrealized
         Appreciation (Depreciation)  . . . . .      21,505            (5,504)           (3,263)          (17,417)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in
             Net Assets Resulting
             from Operations  . . . . . . . . .      35,234            (5,842)           92,066            49,431
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . .      (2,220)           (1,401)          (24,492)          (19,131)
   Realized Net Gain  . . . . . . . . . . . . .      (3,834)             (129)          (74,633)          (21,716)
-------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . .      (6,054)           (1,530)          (99,125)          (40,847)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued    --Regular  . . . . . . . . . . . .       9,231            13,497           104,845           155,908
             --In Lieu of
               Cash Distributions   . . . . . .       5,704             1,340            93,901            38,823
             --Exchange   . . . . . . . . . . .      12,951            33,652            76,453           192,662
   Redeemed  --Regular  . . . . . . . . . . . .     (12,042)          (15,728)         (132,469)         (198,824)
             --Exchange   . . . . . . . . . . .     (20,347)          (31,355)         (200,670)         (126,363)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from
             Capital Share Transactions   . . .      (4,503)            1,406           (57,940)           62,206
-------------------------------------------------------------------------------------------------------------------
           Total Increase (Decrease)  . . . . .      24,677            (5,966)          (64,999)           70,790
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . .     112,778           118,744         1,053,125           982,335
-------------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . .   $ 137,455         $ 112,778        $  988,126       $ 1,053,125
===================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . .   $     .61         $     .34        $      .79       $       .56
         Realized Net Gain  . . . . . . . . . .   $    1.05         $     .03        $     2.52       $       .63
-------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued . . . . . . . . . . . . . . . .         646             1,527             5,672            10,643
         Issued in Lieu of Cash Distributions .         160                45             3,046             1,222
         Redeemed . . . . . . . . . . . . . . .        (968)           (1,570)          (10,409)          (10,051)
-------------------------------------------------------------------------------------------------------------------
                                                       (162)                2            (1,691)            1,814
-------------------------------------------------------------------------------------------------------------------
   (3)     Undistributed (Overdistributed)
             Net Investment Income  . . . . . .   $      24         $      14        $     (752)      $       377
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                                  U.S. PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                                ---------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995      1994       1993       1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . .                $29.09    $30.65     $28.43     $28.20     $22.90
                                                                 ------    ------    -------     ------     ------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . .                   .62       .34        .43        .68        .71
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . .                  8.96     (1.53)      4.38       1.08       5.30
                                                                 ------    ------    -------     ------     ------
         TOTAL FROM INVESTMENT OPERATIONS . . . .                  9.58     (1.19)      4.81       1.76       6.01
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . .                  (.61)     (.34)      (.43)      (.67)      (.71)
   Distributions from Realized Capital Gains  . .                 (1.05)     (.03)     (2.16)      (.86)        --
                                                                 ------    ------    -------     ------     ------
         TOTAL DISTRIBUTIONS  . . . . . . . . . .                 (1.66)     (.37)     (2.59)     (1.53)      (.71)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . .                $37.01    $29.09     $30.65     $28.43     $28.20
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . .               +33.21%    -3.91%    +17.24%     +6.45%    +26.57%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .                  $137      $113       $119        $68       $115
Ratio of Expenses to Average Net Assets . . . . .                  .56%      .73%       .90%       .65%       .44%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . .                 1.79%     1.14%      1.43%      2.33%      2.67%
Portfolio Turnover Rate . . . . . . . . . . . . .                   77%      151%       139%       209%        84%
-------------------------------------------------------------------------------------------------------------------

                                                                              INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                                 --------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995      1994       1993       1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . .                $31.48    $31.04     $24.44     $27.78     $26.58
                                                                 ------    ------    -------     ------     ------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . .                  .750       .55        .50        .66        .78
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . .                 2.185      1.08       6.91      (3.05)      1.80
                                                                 ------    ------    -------     ------     ------
         TOTAL FROM INVESTMENT OPERATIONS . . . .                 2.935      1.63       7.41      (2.39)      2.58
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . .                 (.790)     (.56)      (.81)      (.67)      (.77)
   Distributions from Realized Capital Gains  . .                (2.515)     (.63)        --       (.28)      (.61)
                                                                 ------    ------    -------     ------     ------
         TOTAL DISTRIBUTIONS  . . . . . . . . . .                (3.305)    (1.19)      (.81)      (.95)     (1.38)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . .                $31.11    $31.48     $31.04     $24.44     $27.78
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . .                +9.65%    +5.25%    +30.49%     -8.72%     +9.96%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .                  $988    $1,053       $982       $678       $878
Ratio of Expenses to Average Net Assets . . . . .                  .47%      .34%       .40%       .42%       .38%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . .                 2.29%     1.71%      1.76%      2.48%      2.87%
Portfolio Turnover Rate . . . . . . . . . . . . .                   47%       40%        39%        51%        46%
-------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

Vanguard/Trustees' Equity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the U.S. and International Portfolios. The International Portfolio invests in securities of foreign issuers which may subject the Portfolio to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Market values for securities listed on U.S. exchanges are based upon the latest quoted sales prices for such securities on the appropriate exchange as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; such securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at cost which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 PM Geneva Time on the valuation date.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the portion arising from changes in market prices of securities. Such fluctuations are included in realized net gains (losses) and unrealized appreciation (depreciation) on investment securities. Changes in the value of other assets and liabilities resulting from changes in foreign exchange rates are recorded as unrealized foreign currency gains (losses) until settled in cash, at which time realized foreign currency gains (losses) are recognized.

3. FORWARD CURRENCY CONTRACTS: The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

4. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

5. REPURCHASE AGREEMENTS: Each Portfolio of the Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. OTHER: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses are those of specific securities sold.

B. U.S. PORTFOLIO: Under the terms of a contract which expires March 31, 1996, the Portfolio pays Geewax, Terker & Company an investment advisory fee which represents a percentage rate of average net assets of the Portfolio adjusted for the investment performance of the Portfolio relative to that of the Standard & Poor's 500 Composite Stock Price Index. For the year ended December 31, 1995, the investment advisory fee of the Portfolio represented an effective annual rate of .31 of 1% of average net assets.

INTERNATIONAL PORTFOLIO: Under the terms of a contract which expires March 31, 1996, the Portfolio pays Batterymarch Financial Management, Inc. an investment advisory fee calculated at an annual percentage rate of average net assets of the Portfolio. The base fee thus computed is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australia, and Far East Index. For the year ended December 31, 1995, the investment advisory fee of the Portfolio represented an effective annual base rate of .15 of 1% of the Portfolio's average net assets, before a decrease of $282,000 (.03 of 1%) based on performance. The base fee reflects a fee waiver of $190,000, which represented .02% of 1% of average net assets.

On February 16, 1996, the Board of Trustees approved the appointment of UBS International Investment as investment adviser to the International Portfolio effective March 31, 1996.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At December 31, 1995, the Fund had contributed capital of $129,000 to Vanguard (included in Other Assets), representing .6% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended December 31, 1995, purchases and sales of investment securities other than U.S. Government securities and temporary cash investments were:

-------------------------------------------------------
                                         (000)
                                -----------------------
Portfolio                       Purchases        Sales
-------------------------------------------------------
U.S.                            $ 93,878       $105,869
INTERNATIONAL                    454,533        631,471
-------------------------------------------------------

At December 31, 1995, net unrealized appreciation for Federal income tax purposes was:

-----------------------------------------------------------------
                                         (000)
                       ------------------------------------------
                       Appreciated   Depreciated   Net Unrealized
Portfolio              Securities     Securities    Appreciation
-----------------------------------------------------------------
U.S.                   $  30,009       $ (1,176)      $ 28,833
INTERNATIONAL            196,246        (40,599)       155,647
-----------------------------------------------------------------

At December 31, 1995, the International Portfolio had net unrealized foreign currency gains of $13,000 resulting from the translation of other assets and liabilities.

Under the terms of open forward currency exchange contracts at December 31, 1995, the International Portfolio was obligated to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------
                                         (000)
                                ------------------------
                                 Foreign          U.S.
Contract Settlement Date         Currency        Dollars
--------------------------------------------------------
2/29/96 JAPANESE YEN             4,851,985      $48,245
--------------------------------------------------------

Net unrealized appreciation of $837,000 related to these contracts is required to be treated as realized gain for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. In the International Portfolio, such differences primarily relate to investments in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes.

The International Portfolio's distributions to shareholders from passive foreign investment company income during the year ended December 31, 1995, totalled $705,000, and are reflected in the overdistributed net income balance at December 31, 1995.

During the year ended December 31, 1995, the International Portfolio realized gains on the sale of passive foreign investment companies of $154,000, which had been included in 1995 and prior years' distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net income.

During the year ended December 31, 1995, the International Portfolio realized net foreign currency gains of $56,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net income.

F. The market values of securities on loan to broker/dealers at December 31, 1995, and the cash collateral received with respect to such loans were:

---------------------------------------------------------
                                         (000)
                                -------------------------
                                Market Value      Cash
                                  of Loaned    Collateral
Portfolio                        Securities     Received
---------------------------------------------------------
U.S.                              $    973     $    984
INTERNATIONAL                       90,636       95,612
---------------------------------------------------------

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
Vanguard/Trustees' Equity Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Portfolio and International Portfolio of Vanguard/Trustees' Equity Fund (the "Fund") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996, except as to the
third paragraph of Note B for which
the date is February 16, 1996.



                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
              FOR U.S. PORTFOLIO OF VANGUARD/TRUSTEES' EQUITY FUND

Corporate shareholders should note that for the fiscal year ended December 31, 1995, 100% of the Porfolio's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO           IAN A. MACKINNON
Senior Vice President         Senior Vice President
Information Technology        Fixed Income Group

JEREMY G. DUFFIELD            F. WILLIAM MCNABB III
Senior Vice President         Senior Vice President
Planning & Development        Institutional

JAMES H. GATELY               RALPH K. PACKARD
Senior Vice President         Senior Vice President
Individual Investor Group     Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio
                                  INDEX FUNDS
Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS
MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                          [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q250-12/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                         VANGUARD TRUSTEES' EQUITY FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through seven.

A line chart of the Indexed Value between MSCI Select Emerging Markets (Free) Index, Standard & Poor's 500 Index, MSCI Europe Index, and MSCI Pacific (Free) Index, for the fiscal years 1990 through 1995 appears at the top of page two.

A line chart illustrating performance between the Trustees' International Portfolio, Average International Fund, and MSCI EAFE Index for the period December 31, 1985, to December 31, 1995 appears at the bottom of page three.

A bar chart illustrating Large Stocks versus Small Stocks (Standard & Poor's 500 Index and Russell 2000 Stock Index) Annual Returns for the years 1990 through 1995 appears at the top of page five.

A line chart illustrating performance between Trustees' U.S. Portfolio, Average General Equity Fund, and Standard & Poor's 500 Index, average Annual Total Returns for the period December 31, 1985, to December 31, 1995 appears at the top of page six.

A running head featuring a cannon and battleships in the background appears at the top of pages eight and nine.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages ten through twelve.

A running head featuring open log book, pen and battleships in the background appears at the top of pages thirteen through twenty seven.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty eight.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.